UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: November 13, 2006

CHINA EXPERT TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30644	98-0348086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2703-04, Great Eagle Centre 23 Harbour Road Wanchai, Hong Kong
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 852-2802-1555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 13, 2006, the Company’s wholly-owned subsidiary, Expert Network (Shenzhen) Company Limited (“Expert Network”), entered into an e-Government Contract (the “Contract”), with Cangshan District of Fuzhou City in Fujian Province (“Cangshan”).  Pursuant to the Contract, the Company will be responsible for design and implementation of the following systems:

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Hardware Platform Integration

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Security Platform

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Application Platform

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Portal Website

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Unified Administration Approval System

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Coordinated Office System

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Calling Center

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Geographical Information System

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Emergency Commanding System

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Auxiliary Decision System

Under the terms of the Contract, construction is scheduled to commence in July 2007, and is expected to be completed by June 2009.

Total fees to be paid to the Company under the Contract are 120,000,000 RMB, or approximately US$15,000,000.  The net contract sum after excluding hardware purchases to be made on behalf of customer and PRC business tax is 100,077,300 RMB, or approximately US$12,700,000.

On November 9, 2006, Expert Network entered into a consultant agreement (the “Consultant Agreement”), with Cangshan Science Park Huada Electronic Information Technology Development Company (the “Consultant”). Pursuant to the terms of the Consultant Agreement, the Consultant was engaged to provide consulting services related to the sourcing of e-government contracts in the Cangshan District of Fuzhou City located in the Fujian Province.

Under the Consulting Agreement, the Company has agreed to pay the Consultant a cash commission equal to 4,800,000 RMB, or approximately US$600,000, which is four percent (4%) of the total contract sum of any e-government contracts sourced by the Consultant. The Consultant Agreement shall be terminated once the Main Contract of the e-government project in the Cangshan District is signed and the omission has been paid to the Consultant, or in the event that no Main Contract is signed for the e-government project in the Cangshan District.

The commission payable to the Consultant under the terms of the Consultant Agreement is due and payable within twenty (20) business days after the signing of the Main Contract.

Other than the Contract, there is no material relationship between the Company or its affiliates and Cangshan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)

The following exhibits are filed herewith:

10.51

Main Contract, dated as of November 13, 2006, by and between Expert Network (Shenzhen) Company Limited and Cangshan District Information Management Company Limited.

10.52

Consultant Agreement, dated as of November 9, 2006, by and between Expert Network (Shenzhen) Company Limited and Cangshan Science Park Huada Electronic and Information Technology Development Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EXPERT TECHNOLOGY, INC.

By: /s/ Fu Wan Chung, Simon

CFO and Director

Date: November 15, 2006